UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

PARTY CITY HOLDCO INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2020. PARTY CITY HOLDCO INC. PARTY CITY HOLDCO INC. 80 GRASSLANDS ROAD ELMSFORD, NY 10523 Meeting Information Meeting Type: Annual Meeting For holders as of: April 14, 2020 Date: June 11, 2020 Time: 8:30 AM EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/PRTY2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/PRTY2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain D13253-P34534

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 10-K WRAP How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/PRTY2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D13254-P34534

Voting Items The Board of Directors recommends you vote FOR ALL of the Nominees listed in proposal 1: 1. Election of Directors Nominees: 01) Steven J. Collins 02) James G. Conroy 03) William S. Creekmuir 04) John A. Frascotti 05) James M. Harrison 06) Lisa K. Klinger 07) Norman S. Matthews 08) Michelle Millstone-Shroff 09) Morry J. Weiss 10) Bradley M. Weston The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To approve an amendment and restatement of the Party City Holdco Inc. Amended and Restated 2012 Omnibus Incentive Plan. 3. To approve an amendment to the Party City Holdco Inc. Second Amended and Restated Certificate of Incorporation to effect a reverse stock split. 4. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D13255-P34534

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